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                                                Wilmington Trust Corporation
                                                    Rodney Square North
                                                  1100 North Market Street
                                                  Wilmington, DE 19890-0001

April 2, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:   Form 8-K

Ladies and Gentlemen:

I am enclosing for filing on behalf of Wilmington Trust Corporation a Form 8-K reporting certain developments under Item 5.

Very truly yours,

/s/ Gerard A. Chamberlain

Gerard A. Chamberlain
Vice President and Counsel
Legal Division
gchamberlain@wilmingtontrust.com
Direct Dial:  302-651-1268

GAC/amg

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                      Pursuant to Section 13 or 15d of the
                         Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported)
April 1, 2003
------------------------


                          WILMINGTON TRUST CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its chapter)


                         Commission File Number 1-14659




                Delaware                                    51-0328154
 --------------------------------------------              -------------
(State or other jurisdiction of incorporation)             (IRS Employer
                                                        Identification Number)


Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                                19890
---------------------------------------                            --------
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (302) 651-1000

  ----------------------------------------------------------------------------
         (Former names or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

      On April 1, 2003, Wilmington Trust Corporation issued the following announcement that it had priced an offering of its debt securities:

Wilmington Trust Corporation (NYSE: WL) today announced that it has priced a debt offering. The fact that interest rates are at 40-year lows makes this a particularly attractive time to enter the debt market. A news release announcing the pricing has been posted to our public Web site. Following is its text:

                                            Contact:  Ellen J. Roberts
Wilmington Trust prices debt offering              Investor Relations
                                                   (302) 651-8069
                                                   eroberts@wilmingtontrust.com

Wilmington Trust Corporation (NYSE: WL) today announced that it has priced an offering of $250 million of 4.875% subordinated notes due April 15, 2013. The company plans to use the proceeds for general corporate purposes.

The offering will be made to qualified institutional investors under Rule 144A of the Securities Act of 1933. The notes have not been registered under the Securities Act or any state securities laws. Unless so registered, they may not be offered or sold except pursuant to an exemption from or in a transaction that is not subject to the registration requirements of the Securities Act and applicable state securities laws. This news release does not constitute an offer to sell or the solicitation of an offer to buy any security.

Closing is expected to take place on April 4, 2003.

About Wilmington Trust

Wilmington Trust Corporation (NYSE: WL) is a financial services holding company that provides wealth management and specialized corporate services to clients throughout the U.S. and in more than 50 other countries, and commercial banking services throughout the Delaware Valley region. Its wholly owned bank subsidiary, Wilmington Trust Company, which celebrates its 100th anniversary in 2003, is the 15th largest personal trust provider in the United States. Wilmington Trust and its affiliates have offices in California, Delaware, Florida, Georgia, Maryland, Nevada, New Jersey, New York, Pennsylvania, Tennessee, the Cayman Islands, the Channel Islands, and London, and other affiliates in Dublin and Milan. For more information, visit www.wilmingtontrust.com.



                                       ###





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          WILMINGTON TRUST CORPORATION




Dated: April 3, 2003
                                          By:   /s/ David R. Gibson
                                                ------------------------
                                        Name:   David R. Gibson,
                                       Title:   Executive Vice President and
                                                Chief Financial Officer
                                                (Authorized Officer and
                                                Principal Financial Officer)